SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 29, 2001
                            ------------------------
                Date of Report (Date of Earliest Event Reported)



                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Virginia                     0-25060                   52-1889548
    --------------------            -----------------         ---------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                              7170 Riverwood Drive
                            Columbia, Maryland 21046
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (443) 259-4500
                              ---------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On March 29, 2001, Humphrey Hospitality Trust, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K.

(c) Exhibits




99.1* Press Release dated March 29, 2001.
*Filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        HUMPHREY HOSPITALITY TRUST, INC.



March 29, 2001                     By:  /s/ Paul Schulte
                                      --------------------------------------
                                       Name: Paul Schulte
                                       Title: Chairman

                                List of Exhibits




99.1* Press release dated March 29, 2001





*Filed herewith.